SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box;

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

The ADT Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 15, 2016.

THE ADT CORPORATION		Meeting Information
Meeting Type: Annual Meeting
For holders as of: January 15, 2016
Date: March 15, 2016 Time: 8:30 AM EDT
	Location:	Grand Ballroom
THE ADT CORPORATION 1501 YAMATO ROAD BOCA RATON, FL 33431		Farmer’s Table Event Center
1901 N. Military Trail
Boca Raton, FL 33431
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT        2. ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or proxy materials relating to future security holder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 1, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Should you choose to vote in person, you must meet the attendance requirements set forth in the Proxy Statement. You will need the admission ticket, which is part of the proxy card, or proof of ownership and a form of photo identification. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting may be found by visiting www.farmerstableboca/find-us/.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or obtain an admission ticket to attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR each of the following:

1.	Election of Directors

Nominees:

To be elected for terms expiring in 2017.

1a.	Thomas Colligan

1b.	Richard Daly

1c.	Timothy Donahue

1d.	Robert Dutkowsky

1e.	Bruce Gordon

1f.	Naren Gursahaney

1g.	Bridgette Heller

1h.	Kathleen Hyle

1i.	Christopher Hylen

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of Deloitte & Touche LLP as ADT’s independent registered public accounting firm for fiscal year 2016.

3.	To approve, in a non-binding vote, the compensation of ADT’s named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.